Credit Suisse 24th Annual Energy Summit John Rynd President, Chief Executive Officer and Director February 12, 2019

FORWARD-LOOKING STATEMENTS Credit Suisse Energy Summit 2019 | Tidewater Inc. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the “Company”) notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation; the risk that the cost savings and any other synergies from the merger with GulfMark Offshore, Inc. (the “merger”) may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; the possibility of litigation (related to the merger); the diversion of management’s time from day-to-day operations by the merger; incurrence of substantial transaction-related costs associated with the merger; new accounting policies and our consolidation activities; volatility in worldwide energy demand and oil and gas prices, and continuing depressed levels of oil and gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel construction and maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings.

Tidewater overview

Tidewater Q3 statistics as of September 30, 2018, excluding GulfMark

Cash & Equiv	Net Debt
$469 million	**(26)** million

Debt Maturities
- ~$350 million senior secured notes due 2022
- ~$90 million export credit backed debt amortizes over ~10 yrs.

Founded
1955
Created the industry's first Offshore Support Vessel

TDW
LISTED
NYSE

Vessel fleet
264
Distributed across the globe, supporting all water depths

Average Active Fleet Age
8.7
Years

As of September 30, 2018
Includes GulfMark Q3 Fleet Statistics

TDW	Market Cap
$20.90	**~$865 mil** Based on 41 million shares and $0.001 warrants

As of Feb 8, 2018 market close

Pro forma GulfMark business combination estimates as of Sept 30

Cash	Net Debt
~$370 million	**<$100** million
Total Debt / Total Cap	**Net Debt / Net Cap**
~25%	**<10%**

TIDEWATER

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An unwavering commitment to safety leadership Total Recordable Incident Rates 2007-2017 (per 200,000 Man Hours) TRIR = Sum of LTAs and Recordables x 200,000 divided by Man Hours Worked 0.0 1.0 0.5 0.14 10 year average Credit Suisse Energy Summit 2019 | Tidewater Inc. UPDATE STATS 0.0 1.0 0.5 0.14 10 year average 0.0 1.0 0.5 0.14 2018 YTD

Merger with GulfMark

- **Repositioned Tidewater to become a global leader in the OSV market**
  - Significantly expanded the company's position in the recovering North Sea market
- **Added high-spec tonnage to the existing fleet**
- **Significant cost and operational synergies**
  - Shore base facilities, headquarters
  - Rationalizing shared services functions
  - Leveraging combined geographical footprint
  - Combining IT systems and adopting best business and maintenance practices
- **Straightforward integration profile; similar cultures, locations, and customers + U.S. publicly-traded**
- **Well-positioned to capitalize on organic growth opportunities and to pursue additional acquisitions**

Transaction Summary

- All-equity transaction
- Valued at ~$340 million
- $100 million of GulfMark debt repaid

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Substantial Synergies: Value Creation in a Down Market Credit Suisse Energy Summit 2019 | Tidewater Inc. Relative to $145 million of combined G&A pre-combination (LTM prior to announcement), the pro forma company has a target run-rate annual G&A $100 million Substantial progress has been made to date, with the closure of four offices since the deal was closed 2019 Pro Forma G&A Profile Pro Forma

Forming the Largest OSV Operator


Vessel Count (AHTS & PSVs)
as of September 30, 2018
233
OSVs
264
Total Fleet Incl.
All Vessel Types
Tidewater
Bourbon
Chouest
Solstad
Swire
Hornbeck
Harvey Gulf
Topaz
Seacor
Maersk
Avg. All Others
All Others (~2,400 total vessels for 400+ owners)
0
50
100
150
200
250

Source: IHS Petrodata, Tidewater, company disclosures

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Best positioned to participate in market recovery - globally Headquarters Area Operations Towing Supply 168 total active vessels with average vessel age of 8.7 years as of September 30, 2018. Other Deepwater Towing Supply Deepwater Towing Supply 8 yrs Avg. Age North Sea & Mediterranean Sea 33 8.1 yrs Avg. Age Middle East & Asia Pacific 40 Credit Suisse Energy Summit 2019 | Tidewater Inc. 9 yrs Avg. Age Figures represent Tidewater + GulfMark active vessels during the quarter ended September 30, 2018 Deepwater Towing/Supply Other West Africa 55 Americas 40 9.1 yrs Avg. Age

Larger OSV Market Share in Key Regions Credit Suisse Energy Summit 2019 | Tidewater Inc. Source: IHS Petrodata MarineBase and Tidewater – Active AHTS and PSVs as of January 24, 2019 Mexico West Africa North Sea Middle East Gulf of Mexico Mediterranean PSV AHTS Tidewater PSV Tidewater AHTS

Financial Strength Preserved; A Stand Out in the Sector Credit Suisse Energy Summit 2019 | Tidewater Inc. Source: FactSet, NYSE, Oslo Bors and Company filings as of January 24, 2019 Note: Tidewater market cap based on common stock + Jones Act Warrants for total share count of 41.4 million OSV Owner Market Cap OSV Owner Net Capitalization

Prepared for Continued Market Softness Credit Suisse Energy Summit 2019 | Tidewater Inc. Lower-levered companies were less impacted by the commodity crash in Q4 OSV Owner Cash Balance Source: FactSet research systems & Company filings as of 1/24/19.

A Blue Chip Customer Base Levered to Improving Investment Credit Suisse Energy Summit 2019 | Tidewater Inc. Top 5 Customers As of September 30, 2019 Chevron Pemex Saudi Aramco Horizon/BP Petrobras

The OSV market is likely tighter than it appears Vessels stacked >3 years and >15 years old are unlikely to return to service Net of a limited number of newbuild deliveries through 2020, the adjusted OSV supply approaches demand Credit Suisse Energy Summit 2019 | Tidewater Inc. Number of Vessels OSV Fleet Utilization (%) Source: Clarksons Platou Securities (Oct 2018) (*includes PSVs >50m LOA and >=1000 dwt + AHTS 4-10k bhp) OSV supply, demand and fleet utilization 2008 - 2020E

Right-Sizing Our Fleet for Future Demand

- Reactivation optionality
  - 5 vessels were reactivated in 2018
  - A fleet of **24 Tier 1*** vessels (AHTS and PSVs) remain staged for reactivation as market conditions improve
- Disposing of older, lower specification tonnage is an ongoing process
  - 41 vessels were sold or scrapped in 2018
  - 40 currently stacked vessels are targeted for sale or scrap in 2019

PSV Utilization by Vessel Spec Category



Fleet utilization
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
59%
62%
66%
78%
83%
92%
Total PSV
With DP
With DP2
4000+ DWT
<=10 years
European built
Demand improving for recent vintage, higher specification vessels

OSV Demolitions & Removals



Number of vessels
100
90
80
70
60
50
40
30
20
10
0
Tidewater sold or scrapped 217 vessels 2012-2018, 85 of which were scrapped
2012
2013
2014
2015
2016
2017
2018
AHTS > 8,000 bhp
AHTS < 8,000 bhp
AHT
PSV 4,000 DWT+
PSV < 4,000 DWT
Crew / FSV

Source: Clarksons Platou, January 21, 2019

** Tier 1 vessels include:*

- *PSVs ≤ 10 years old, DP2 and with a clear deck area of ≥ 700 m^2*
- *AHTSs ≤ 10 years old, DP2 and with bollard pull of ≥ 80t*

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Strategic priorities Leadership in safety, compliance and operational excellence Protect and preserve strong liquidity position Efficient and complete realization of cost and other synergies relating to the combination with GulfMark Rationalization of fleet and cost structure to provide scope for margin expansion in the upturn Talent retention and development Focused on organic growth opportunities via vessel reactivations and additional M&A Deliver best-in-class shareholder returns Credit Suisse Energy Summit 2019 | Tidewater Inc.

Q&A

Broad Geographic Diversity

168 total active vessels with average vessel age of **8.7** years as of September 30, 2018.



North Sea & Mediterranean Sea
33
16
15
2
8 yrs
Avg. Age
Middle East & Asia Pacific
40
1
2
13
24
8.1 yrs
Avg. Age
Americas
40
2
11
17
3
7
9.1 yrs
Avg. Age
West Africa
55
16
22
17
9 yrs
Avg. Age
Tidewater
Headquarters
Area Operations
GulfMark
Headquarters
Area Operations
Deepwater (TDW)
Towing/Supply (TDW)
Other (TDW)
Deepwater (GLF)
Towing/Supply (GLF)
Other (GLF)

Figures represent Tidewater + GulfMark active vessels during the quarter ended September 30, 2018

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